UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: November 23, 2010
Date of earliest event reported: September 14, 2010
NABORS INDUSTRIES LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32657	980363970
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Mintflower Place 8 Par-La-Ville Road Hamilton, HM08
Bermuda (Address of principal executive offices)	N/A (Zip Code)
(441) 292-1510
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the Form 8-K filed by Nabors Industries Ltd. (“Nabors”) on September 14, 2010 to include the information required by Item 9.01 of the Form 8-K in connection with Nabors’ acquisition of Superior Well Services, Inc.

Item 9.01	Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
(1)	The audited consolidated balance sheets of Superior Well Services, Inc. (“Superior”) as of December 31, 2009 and December 31, 2008 and the consolidated statements of operations, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2009, and the notes related thereto, which were included in Superior’s annual report on Form 10-K for the fiscal year ended December 31, 2009 (File No. 000-51435) (filed with the SEC on March 9, 2010) (“Superior’s 10-K”), are filed as Exhibit 99.1 and incorporated herein by reference.

(2)	Superior’s unaudited consolidated balance sheet as of June 30, 2010 and the unaudited consolidated statements of operations, changes in stockholders’ equity and cash flows for the six months ended June 30, 2010 and 2009, and the notes related thereto, which were included in Superior’s quarterly report on Form 10-Q for the quarter ended June 30, 2010 (File No. 000-51435) (filed with the SEC on August 9, 2010) (“Superior’s 10-Q”), are filed as Exhibit 99.2 and incorporated herein by reference.
(b) Pro Forma Financial Information
(1)	Unaudited pro forma condensed combined statements of income (loss) of Nabors Industries Ltd. and Superior for the year ended December 31, 2009 and for the nine months ended September 30, 2010, are filed as Exhibit 99.3 hereto.

(d) Exhibits

Exhibits	Description
23.1*	Consent of Independent Registered Public Accounting Firm — Schneider Downs & Co., Inc.
99.1
Superior’s audited consolidated balance sheets as of December 31, 2009 and December 31, 2008 and the consolidated statements of operations, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2009, and the notes related thereto, which were included in Superior’s 10-K, are filed as Exhibit 99.1 and incorporated herein by reference.

99.2
Superior’s unaudited consolidated balance sheet as of June 30, 2010 and the unaudited consolidated statements of operations, changes in stockholders’ equity and cash flows for the six months ended June 30, 2010 and 2009, and the notes related thereto, which were included in Superior’s 10-Q, are filed as Exhibit 99.2 and incorporated herein by reference.

99.3*	Unaudited pro forma condensed combined statements of income (loss) of Nabors and Superior for the year ended December 31, 2009 and for the nine months ended September 30, 2010.

*	Filed herein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NABORS INDUSTRIES LTD.

By:	/s/ R. Clark Wood

Name:	R. Clark Wood
Title:	Principal accounting and
financial officer

Date: November 23, 2010

EXHIBIT INDEX

Exhibit No.	Description
23.1*	Consent of Independent Registered Public Accounting Firm — Schneider Downs & Co., Inc.
99.1
Superior’s audited consolidated balance sheets as of December 31, 2009 and December 31, 2008 and the consolidated statements of operations, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2009, and the notes related thereto, which were included in Superior’s 10-K, are filed as Exhibit 99.1 and incorporated herein by reference.

99.2
Superior’s unaudited consolidated balance sheet as of June 30, 2010 and the unaudited consolidated statements of operations, changes in stockholders’ equity and cash flows for the six months ended June 30, 2010 and 2009, and the notes related thereto, which were included in Superior’s 10-Q, are filed as Exhibit 99.2 and incorporated herein by reference.

99.3*	Unaudited pro forma condensed combined statements of income (loss) of Nabors and Superior for the year ended December 31, 2009 and for the nine months ended September 30, 2010.

*	Filed herein.